Q3 2017 & Year-to-Date Earnings Slides October 31, 2017

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward- looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Q3 2017 Highlights 3 Revenues Highlights Fundamentals KAR • Revenue growth +7% • Adjusted EBITDA +13% • Operating Adjusted EPS +14% • Adjusted EBITDA margin grew to 25% from 23% in prior year • Diversified and complementary business services model • Controlling SG&A ADESA • Adjusted EBITDA +9% • Strong volume growth +8% • Physical volumes -1% • Physical auction RPU +$23 • Incremental operating profit 90% • Off-lease supply driving volume and physical auction fee growth • Commercial vehicle mix at physical auctions increased to 53% from 50% in prior year IAA • Revenue +10% • North American volume growth +9% • North American inv growth +12% • Adjusted EBITDA +18% • Total Loss 18.8% Q3 2017 vs.16.8% Q3 2016 (CCC) • Scrap pricing -4.9% (American Recycler, Q3 2017 vs. Q3 2016) • Miles driven +1.5% (FHWA, YTD through July 2017 vs. 2016) AFC • Adjusted EBITDA +15% • LTU growth -6% • Provision for credit losses as a percent of managed receivables 1.1% • Conservative portfolio management • Increasing gross revenue per loan transaction excluding provision for credit losses due to higher average loan balances [VAL UE] 477.1 [VAL UE] 287.7 71.2 78.2 2016 2017 789.6 843.0 ADE SA 57% IAA 34% AFC 9% ADE SA 57% IAA 34% AFC 9% ADE SA 57% IAA 34% AFC 9%

2017 Outlook 4 KAR Auction Services' has updated its previous outlook to reflect the impact of recent acquisitions and a reduction of our effective tax rate. Previous Guidance Current Guidance 2017 Low 2017 High 2017 Low 2017 High Net income $218.4 $232.4 $231.4 $246.0 Add back: Income taxes $128.2 $136.4 $119.2 $126.8 Interest expense, net of interest income $170.0 $170.0 $170.0 $170.0 Depreciation and amortization $278.0 $278.0 $274.0 $274.0 EBITDA $794.6 $816.8 $794.6 $816.8 Total addbacks $30.4 $33.2 $30.4 $33.2 Adjusted EBITDA $825.0 $850.0 $825.0 $850.0 Capital expenditures $145.0 $145.0 $150.0 $150.0 Cash taxes related to calendar year $145.0 $145.0 $140.0 $140.0 Cash interest expense on corporate debt $120.0 $120.0 $120.0 $120.0 Free cash flow $415.0 $440.0 $415.0 $440.0 Effective tax rate 37% 37% 34% 34% Net income per share - diluted $1.57 $1.67 $1.68 $1.78 Operating adjusted net income per share - diluted $2.15 $2.25 $2.30 $2.40 Weighted average diluted shares 139 139 138 138

Key Operating Metrics 5 3Q17 3Q16 ADESA Total Vehicles Sold Growth Physical Vehicles Sold Growth1 8% -4% 17% 1% Online Only Vehicles Sold Growth 34% 23% Physical RPU Growth 3% 8% IAA Vehicles Sold Growth (includes HBC) 9% 5% Inventory Growth (excludes HBC) 12% 22% RPU Growth (includes HBC) 1% 1% AFC LTU Growth -6% 5% Provision for Credit Losses 1.1% 1.8% Revenue per loan transaction excluding “Other service revenue” $174 $148 Revenue per loan transaction before provision for credit losses $186 $167 1 Excluding acquisitions

# Capital Allocation Framework

KAR AUCTION SERVICES

| | Capex | Dividends | Strategic Investments | Share Repurchases |
|---|---|---|---|---|
| Priorities | ■ Historically ~18% - 20% of Adjusted EBITDA, plus strategic investments<br>■ Technology ~50%<br>■ Physical ~50% | ■ 45% - 50% of FCF<br>■ Highlights consistency & strength of free cash flow | ■ Acquisitions that leverage wholecar auction cyclical recovery (indep auctions)<br>■ Complementary technology<br>■ New geographies | ■ Tool for managing cash and leverage |
| 2015 | $135M Spent | $152M Paid | $118M Acquisitions | $228M Repurchased |
| 2015 | ■ Technology $63M<br>■ Physical $56M<br>■ Chicago Greenfield $16M | ■ $1.08 per share paid | ■ Pittsburgh (Indep Auction)<br>■ DataScan (Veh Inspections)<br>■ Autoniq (Price Guide Aggregator)<br>■ MobileTrac (Veh History)<br>■ HBC (UK Salvage) | ■ $300M two year authorization approved in October 2014<br>■ 6.2M shares repurchased |
| 2016 | $155M Spent | $157M Paid | $432M Acquisitions | $80M Repurchased |
| 2016 | ■ Technology $77M<br>■ Physical $51M<br>■ Chicago Greenfield $27M | ■ $1.14 per share paid | ■ Brashers (8 Ind Auctions)<br>■ Orlando (Indep Auction)<br>■ GRS (UK Online Auctions)<br>■ Flint (Indep Auction) | ■ $500M three year authorization approved in October 2016<br>■ 1.9M shares repurchased |
| 2017 | $150M Estimated | $175M Paid Q1 – Q4 | $97M Acquisitions | $100M Repurchased |
| 2017 | ■ $150M Annual Estimate | ■ $0.32 per share paid January, April, July, & October<br>■ $0.35 per share announced for January 2018 payment | ■ DRIVIN (Data Analytics) (April 2017)<br>■ DAS (Transportation) (May 2017)<br>■ TradeRev (Online Sales) (October 2017) | ■ 2.2M shares repurchased<br>■ $320M Authorization Remaining |

6

TradeRev 7 TradeRev is an innovative digital mobile app that facilitates automotive exchanges between used car dealers • Headquartered in Toronto, Ontario and Carmel, Indiana • 200 employees across the U.S., Canada and United Kingdom • Thousands of registered dealers

KAR Q3 2017 Highlights 8 ($ in millions, except per share amounts) KAR Q3 2017 Q3 2016 Highlights* Total operating revenues $843.0 $789.6 Gross profit** $363.8 $330.1 SG&A $155.7 $146.3 +$3.6M acquired SG&A EBITDA $207.4 $182.8 Adjusted EBITDA $209.3 $184.8 Net Income $62.8 $54.4 Net income per share - diluted $0.46 $0.39 Operating adjusted net income per share - diluted $0.57 $0.50 Weighted average diluted shares 137.7 139.7 Dividends declared per common share $0.32 $0.29 Effective tax rate 37.5% 36.9% Capital expenditures $34.7 $43.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2017. ** Exclusive of depreciation and amortization

ADESA Q3 2017 Highlights 9 ($ in millions, except RPU) ADESA Q3 2017 Q3 2016 Highlights* Revenue $477.1 $457.4 +$12.9M acquisitions Gross profit** $204.5 $187.9 % of revenue 42.9% 41.1% SG&A $87.6 $80.6 +$3.6M acquired SG&A EBITDA $113.6 $104.3 Adjusted EBITDA $122.0 $111.6 % of revenue 25.6% 24.4% Vehicles sold 788,000 732,000 8% growth; 5% excluding acquisitions Physical vehicles sold 547,000 552,000 -1% growth; -4% excluding acquisitions Online only volume 241,000 180,000 Dealer consignment mix % (physical only) 47% 50% Conversion rate (N.A. physical) 61.3% 57.2% Physical RPU $781 $758 Excludes purchased vehicles Online only RPU $112 $108 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2017. ** Exclusive of depreciation and amortization

Used Vehicle Value Indices 10 YoY Index Change Age 1Q17 2Q17 3Q17 YTD17 Industry All +4.1% +3.7% +1.9% +3.2% NADA 0-8 yrs -7.0% -7.3% -5.7% -6.7% Black Book 2-6 yrs -5.9% -5.1% -3.5% -4.8% RVI 2-5 yrs -6.1% -5.6% -2.7% -4.5%  Increased industry (commercial) volumes are driving average industry transaction wholesale prices higher (ADESA)  Revenue per unit sold has increased as a result of increased commercial mix (ADESA)  Declining used car values increase likelihood of total losses (IAA)

IAA Q3 2017 Highlights 11 ($ in millions) IAA Q3 2017 Q3 2016 Highlights* Revenue $287.7 $261.0 +9% volume Gross profit** $102.9 $92.5 % of revenue 35.8% 35.4% SG&A $26.5 $26.7 EBITDA $76.5 $65.8 Adjusted EBITDA $77.8 $66.2 % of revenue 27.0% 25.4% Vehicles sold 562,000 516,000 Inventory growth (N.A.) 12% 22% +3% excluding catastrophe vehicles % Purchased contract vehiclces 5% 7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2017. ** Exclusive of depreciation and amortization

IAA Q3 2017 Gross Profit 12 ($ in millions) IAA HBC Total IAA HBC Total Revenue $280.4 $7.3 $287.7 $248.7 $12.3 $261.0 Cost of Services** 178.5 6.3 184.8 157.7 10.8 168.5 Gross Profit** $101.9 $1.0 $102.9 $91.0 $1.5 $92.5 % of Revenue 36.3% 13.7% 35.8% 36.6% 12.2% 35.4% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2017. ** Exclusive of depreciation and amortization Three Months Ended September 30, 2017 Three Months Ended September 30, 2016

AFC Q3 2017 Highlights 13 ($ in millions, except for revenue per loan transaction) AFC Q3 2017 Q3 2016 Highlights* Interest and fee income $71.8 $68.4 Other revenue $3.0 $2.7 Provision for credit losses ($5.0) ($8.0) Other service revenue $8.4 $8.1 Total AFC revenue $78.2 $71.2 +18% revenue per LTU Gross profit** $56.4 $49.7 % of revenue 72.1% 69.8% SG&A $7.2 $7.1 EBITDA $49.3 $42.6 Adjusted EBITDA $41.3 $35.9 Loan transactions 402,000 426,000 Revenue per loan transaction unit (LTU)*** $174 $148 Provision for credit losses % of finance receivables 1.1% 1.8% Managed receivables $1,809.2 $1,785.4 Obl gations collateralized by finance receivables $1,259.3 $1,275.1 *** Excludes "Other service revenue" * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2017. ** Exclusive of depreciation and amortization

AFC Provision for Credit Losses 14 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 Ending Managed Receivables $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 $1,705.5 $1,641.0 $1,529.6 Average Managed Receivables $1,772.9 $1,748.6 $1,776.5 $1,788.8 $1,762.0 $1,722.1 $1,673.3 $1,585.3 $1,503.3 Provision for Credit Losses $5.0 $11.4 $11.1 $11.7 $8.0 $5.5 $5.5 $5.5 $2.7 % of Managed Receivables 1.1% 2.6% 2.5% 2.6% 1.8% 1.3% 1.3% 1.4% 0.7%

Year-to-Date Slides

KAR Nine Months Ended September 30, 2017 Highlights 16 ($ in millions, except per share amounts) KAR YTD 2017 YTD 2016 Highlights* Total operating revenues $2,567.6 $2,336.4 Gross profit** $1,105.5 $997.3 SG&A $467.7 $434.3 +$16.8M acquired SG&A EBITDA $610.9 $559.5 Adjusted EBITDA $643.4 $571.4 Net Income $189.2 $176.9 Net income per share - diluted $1.37 $1.27 Operating adjusted net income per share - diluted $1.85 $1.61 Weighted average diluted shares 138.3 139.4 Dividends declared per common share $0.96 $0.87 Effective tax rate 35.8% 37.5% Capital expenditures $110.1 $118.5 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2017. ** Exclusive of depreciation and amortization

ADESA Nine Months Ended September 30, 2017 Highlights 17 ($ in millions, except RPU) ADESA YTD 2017 YTD 2016 Highlights* Revenue $1,464.3 $1,323.0 +$79.6M acquisitions Gross profit** $622.1 $555.9 % of revenue 42.5% 42.0% SG&A $260.1 $237.8 +$16.8M acquired SG&A EBITDA $353.6 $310.6 Adjusted EBITDA $377.6 $331.5 % of revenue 25.8% 25.1% Vehicles sold 2,436,000 2,185,000 11% growth; 5% excluding acquisitions Physical vehicles sold 1,735,000 1,619,000 7% growth; -1% excluding acquisitions Online only volume 701,000 566,000 Dealer consignment mix % (physical only) 46% 48% Conversion rate (N.A. physical) 61.4% 59.0% Physical RPU $761 $746 Excludes purchased vehicles Online only RPU $109 $109 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2017. ** Exclusive of depreciation and amortization

IAA Nine Months Ended September 30, 2017 Highlights 18 ($ in millions) IAA YTD 2017 YTD 2016 Highlights* Revenue $883.8 $795.4 +10% volume Gross profit** $328.4 $286.1 % of revenue 37.2% 36.0% SG&A $79.9 $78.9 EBITDA $249.5 $207.3 Adjusted EBITDA $252.1 $208.7 % of revenue 28.5% 26.2% Vehicles sold 1,733,000 1,573,000 Inventory growth (N.A.) 12% 22% +3% excluding catastrophe vehicles % Purchased contract vehiclces 5% 7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2017. ** Exclusive of depreciation and amortization

IAA Nine Months Ended September 30, 2017 Gross Profit 19 ($ in millions) IAA HBC Total IAA HBC Total Revenue $853.5 $30.3 $883.8 $755.8 $39.6 $795.4 Cost of Services** 529.3 26.1 555.4 473.6 35.7 509.3 Gross Profit** $324.2 $4.2 $328.4 $282.2 $3.9 $286.1 % of Revenue 38.0% 13.9% 37.2% 37.3% 9.8% 36.0% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2017. ** Exclusive of depreciation and amortization Nine Months Ended September 30, 2017 Nine Months Ended September 30, 2016

AFC Nine Months Ended September 30, 2017 Highlights 20 ($ in millions, except for revenue per loan transaction) AFC YTD 2017 YTD 2016 Highlights* Interest and fee income $213.1 $205.5 Other revenue $8.9 $7.7 Provision for credit losses ($27.5) ($19.0) Other service revenue $25.0 $23.8 Total AFC revenue $219.5 $218.0 +3% revenue per LTU Gross profit** $155.0 $155.3 % of revenue 70.6% 71.2% SG&A $22.4 $21.9 EBITDA $132.7 $133.4 Adjusted EBITDA $109.6 $114.6 Loan transactions 1,274,000 1,301,000 Revenue per loan transaction unit (LTU)*** $153 $149 Provision for credit losses % of finance receivables 2.1% 1.5% Managed receivables $1,809.2 $1,785.4 Obligations collateralized by finance receivables $1,259.3 $1,275.1 *** Excludes "Other service revenue" * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2017. ** Exclusive of depreciation and amortization

Appendix

Non-GAAP Financial Measures 22 EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Free cash flow is defined as Adjusted EBITDA less cash interest expense on corporate debt (Credit Facility), capital expenditures and cash taxes related to the calendar year. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA, Adjusted EBITDA and free cash flow to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and noncompete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, free cash flow, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

Q3 2017 Adjusted EBITDA Reconciliation 23 ($ in millions) Three Months ended September 30, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $47.0 $28.0 $20.4 ($32.6) $62.8 Add back: Income taxes 29.6 15.9 11.6 (19.4) 37.7 Interest expense, net of interest income (0.4) – 11.0 30.1 40.7 Depreciation and amortization 28.5 23.1 7.9 6.7 66.2 Intercompany interest 8.9 9.5 (1.6) (16.8) – EBITDA $113.6 $76.5 $49.3 ($32.0) $207.4 Intercompany charges 2.5 – – (2.5) – Non-cash stock-based compensation 1.9 1.0 0.7 2.5 6.1 Acquisition related costs 1.3 – – 0.2 1.5 Securitization interest – – (8.7) – (8.7) Minority interest 1.6 – – – 1.6 Other 1.1 0.3 – – 1.4 Total Addbacks 8.4 1.3 (8.0) 0.2 1.9 Adjusted EBITDA $122.0 $77.8 $41.3 ($31.8) $209.3 Revenue $477.1 $287.7 $78.2 – $843.0 Adjusted EBITDA % margin 25.6% 27.0% 52.8% 24.8%

Q3 2016 Adjusted EBITDA Reconciliation 24 ($ in millions) Three Months ended September 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $43.5 $22.0 $21.6 ($32.7) $54.4 Add back: Income taxes 26.3 12.5 13.2 (20.2) 31.8 Interest expense, net of interest income (0.2) – 8.7 27.6 36.1 Depreciation and amortization 25.3 21.9 7.8 5.5 60.5 Intercompany interest 9.4 9.4 (8.7) (10.1) – EBITDA $104.3 $65.8 $42.6 ($29.9) $182.8 Intercompany charges 2.3 – – (2.3) – Non-cash stock-based compensation 1.1 0.6 0.5 2.5 4.7 Acquisition related costs 1.2 0.1 – – 1.3 Securitization interest – – (7.2) – (7.2) Minority interest 1.1 – – – 1.1 (Gain)/Loss on asset sales 0.4 0.1 – 0.8 1.3 Other 1.2 (0.4) – – 0.8 Total Addbacks 7.3 0.4 (6.7) 1.0 2.0 Adjusted EBITDA $111.6 $66.2 $35.9 ($28.9) $184.8 Revenue $457.4 $261.0 $71.2 – $789.6 Adjusted EBITDA % margin 24.4% 25.4% 50.4% 23.4%

YTD 2017 Adjusted EBITDA Reconciliation 25 ($ in millions) Nine Months ended September 30, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $152.0 $97.5 $61.6 ($121.9) $189.2 Add back: Income taxes 92.4 54.5 35.9 (77.1) 105.7 Interest expense, net of interest income (0.4) – 31.8 89.4 120.8 Depreciation and amortization 82.5 69.2 23.5 20.0 195.2 Intercompany interest 27.1 28.3 (20.1) (35.3) – EBITDA $353.6 $249.5 $132.7 ($124.9) $610.9 Intercompany charges 7.6 – – (7.6) – Non-cash stock-based compensation 5.1 2.8 1.8 7.8 17.5 Loss on extinguishment of debt – – – 27.5 27.5 Acquisition related costs 3.8 – – 1.3 5.1 Securitization interest – – (25.0) – (25.0) Minority interest 4.3 – – – 4.3 Other 3.2 (0.2) 0.1 – 3.1 Total Addbacks 24.0 2.6 (23.1) 29.0 32.5 Adjusted EBITDA $377.6 $252.1 $109.6 ($95.9) $643.4 Revenue $1,464.3 $883.8 $219.5 – $2,567.6 Adjusted EBITDA % margin 25.8% 28.5% 49.9% 25.1%

YTD 2016 Adjusted EBITDA Reconciliation 26 ($ in millions) Nine Months ended September 30, 2016 ADESA IAA AFC Corporate Consolidated Net income (loss) $129.0 $72.1 $68.6 ($92.8) $176.9 Add back: Income taxes 76.7 42.5 41.8 (54.8) 106.2 Interest expense, net of interest income (0.1) – 24.7 75.9 100.5 Depreciation and amortization 72.6 64.4 23.4 15.5 175.9 Intercompany interest 32.4 28.3 (25.1) (35.6) – EBITDA $310.6 $207.3 $133.4 ($91.8) $559.5 Intercompany charges 7.8 0.3 – (8.1) – Non-cash stock-based compensation 3.4 1.9 1.4 8.4 15.1 Loss on extinguishment of debt – – – 4.0 4.0 Acquisition related costs 3.6 0.2 0.1 3.3 7.2 Securitization interest – – (20.3) – (20.3) Minority interest 2.7 – – – 2.7 (Gain)/Loss on asset sales 1.1 0.2 – 0.8 2.1 Other 2.3 (1.2) – – 1.1 Total Addbacks 20.9 1.4 (18.8) 8.4 11.9 Adjusted EBITDA $331.5 $208.7 $114.6 ($83.4) $571.4 Revenue $1,323.0 $795.4 $218.0 – $2,336.4 Adjusted EBITDA % margin 25.1% 26.2% 52.6% 24.5%

Operating Adjusted Net Income per Share Reconciliation 27 ($ in millions, except per share amounts), (unaudited) 2017 2016 2017 2016 Net income $62.8 $54.4 $189.2 $176.9 Acquired amortization expense (1) 25.8 24.7 76.7 71.3 Loss on extinguishment of debt (2) – – 27.5 4.0 Income taxes (3) (9.7) (9.1) (37.3) (28.2) Operating adjusted net income $78.9 $70.0 $256.1 $224.0 Net income per share − diluted $0.46 $0.39 $1.37 $1.27 Acquired amortization expense 0.19 0.18 0.55 0.51 Loss on extinguishment of debt – – 0.20 0.03 Income taxes (0.08) (0.07) (0.27) (0.20) Operating adjusted net income per share − diluted $0.57 $0.50 $1.85 $1.61 Weighted average diluted shares 137.7 139.7 138.3 139.4 Three Months ended September 30, Nine Months ended September 30, (1)Acquired amortization expense was $25.8 million ($16.1 million net of tax) and $24.7 million ($15.6 million net of tax) for the three months ended September 30, 2017 and 2016, respectively. For the nine months ended September 30, 2017 and 2016, acquired amortization expense was $76.7 million ($49.2 million net of tax) and $71.3 million ($44.6 million net of tax), respectively. (2)For the nine months ended September 30, 2017 and 2016 we incurred a loss on the extinguishment of debt totaling $27.5 million ($17.7 million net of tax) and $4.0 million ($2.5 million net of tax), respectively. (3)The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income.